UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 22, 2015

PIONEER NATURAL RESOURCES COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-13245	75-2702753
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5205 N. O'Connor Blvd., Suite 200, Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (972) 444-9001

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02.  Results of Operations and Financial Condition

Explanatory note:  Pioneer Natural Resources Company and its subsidiaries ("Pioneer" or the "Company") presents in this Item 2.02 information regarding the impact of changes in the fair values of derivative instruments on its results of operations for the three months ended March 31, 2015 and certain other information regarding its derivative instruments.

The following table summarizes the net derivative gains that the Company expects to report in its earnings for the three months ended March 31, 2015:

DERIVATIVE GAINS, NET
(in millions)

Three Months Ended March 31, 2015
Noncash changes in fair value:
Oil derivative gains	$50
NGL derivative losses	(3)
Gas derivative gains	4
Marketing derivative losses	(6)
Interest rate derivative losses	(10)
Total noncash derivative gains, net	35

Net cash receipts (payments) on settled derivative instruments:
Oil derivative receipts	181
NGL derivative payments	(1)
Gas derivative receipts	26
Total cash derivative receipts, net	206
Total derivative gains, net	$241

Item 7.01  Regulation FD Disclosure

Oil, NGL and gas price derivatives. The following table presents the Company’s open commodity oil, NGL and gas derivative positions as of April 20, 2015:

	2015			Year Ending December 31,
	Second Quarter	Third Quarter	Fourth Quarter	2016	2017
Average Daily Oil Production Associated with Derivatives (Bbl):
Swap contracts:
Volume	82,000	82,000	82,000	—	—
NYMEX Price	$71.18	$71.18	$71.18	$—	$—
Collar contracts with short puts (a):
Volume	15,000	15,000	15,000	73,000	—
NYMEX price:
Ceiling	$97.69	$97.69	$97.69	$79.48	$—
Floor	$82.97	$82.97	$82.97	$69.53	$—
Short put	$69.67	$69.67	$69.67	$47.36	$—
Rollfactor swap contracts (b):
Volume	37,000	37,000	37,000	—	—
NYMEX roll price	$0.06	$0.06	$0.06	$—	$—
Average Daily NGL Production Associated with Derivatives (Bbl):
Ethane swap contracts (c):
Volume	6,000	6,000	6,000	4,000	—
Price	$7.80	$7.80	$7.80	$12.29	$—
Propane swap contracts (c):
Volume	11,000	11,000	11,000	2,000	—
Price	$21.62	$21.62	$21.62	$21.63	$—
Average Daily Gas Production Associated with Derivatives (MMBtu):
Swap contracts:
Volume	20,000	20,000	20,000	70,000	—
NYMEX price	$4.31	$4.31	$4.31	$4.06	$—
Collar contracts with short puts:
Volume	285,000	285,000	285,000	20,000	—
NYMEX price:
Ceiling	$5.07	$5.07	$5.07	$5.36	$—
Floor	$4.00	$4.00	$4.00	$4.00	$—
Short put	$3.00	$3.00	$3.00	$3.00	$—
Basis swap contracts (d):
Gulf Coast index swap volume	20,000	20,000	20,000	—	—
Price differential ($/MMBtu)	$—	$—	$—	$—	$—
Mid-Continent index swap volume	95,000	95,000	95,000	15,000	45,000
Price differential ($/MMBtu)	$(0.24)	$(0.24)	$(0.24)	$(0.32)	$(0.32)
Permian Basin index swap volume	10,000	10,000	10,000	—	—
Price differential ($/MMBtu)	$(0.13)	$(0.13)	$(0.13)	$—	$—
__________

(a)
Counterparties have the option to extend 5,000 Bbls per day of 2015 collar contracts with short puts for an additional year with a ceiling price of $100.08 per Bbl, a floor price of $90.00 per Bbl and a short put price of $80.00 per Bbl. The option to extend is exercisable by the counterparties on December 31, 2015.

(b)
Represent swaps that fix the difference between (i) each day's price per Bbl of West Texas Intermediate oil "WTI" for the first nearby month less (ii) the price per Bbl of WTI for the second nearby NYMEX month, multiplied by .6667; plus (iii) each day's price per Bbl of WTI for the first nearby month less (iv) the price per Bbl of WTI for the third nearby NYMEX month, multiplied by .3333.

(c)	Represent swaps that reduce the price volatility of forecasted ethane and propane sales by the Company at Mont Belvieu, Texas and Conway, Kansas-posted prices.

(d)
Represent swaps that fix the basis differentials between the index prices at which the Company sells its Gulf Coast, Mid-Continent and Permian Basin gas, respectively, and the NYMEX Henry Hub index price used in gas swap and collar contracts with short puts.

Interest rate derivatives. As of April 20, 2015, the Company was party to interest rate derivative contracts whereby the Company will receive the 10-year Treasury rate in exchange for paying average fixed rates of 2.43 percent on a notional amount of $200 million on June 30, 2015 and 2.37 percent on a notional amount of $150 million on September 15, 2015.

Marketing and basis transfer derivatives. Periodically, the Company enters into buy and sell marketing arrangements to fulfill firm pipeline transportation commitments. Associated with these marketing arrangements, the Company may enter into index swaps to mitigate price risk. As of April 20, 2015, the Company had oil index swap contracts of 10,000 Bbls per day for the remainder of 2015 with a price differential of $2.99 per Bbl between Cushing WTI and Louisiana Light Sweet oil.

Cautionary Statement Concerning Forward-Looking Statements

Except for historical information contained herein, the statements in this Current Report on Form 8-K are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements and the business prospects of the Company are subject to a number of risks and uncertainties that may cause the Company's actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things, volatility of commodity prices, product supply and demand, competition, the ability to obtain environmental and other permits and the timing thereof, other government regulation or action, the ability to obtain approvals from third parties and negotiate agreements with third parties on mutually acceptable terms, completion of planned divestitures, litigation, the costs and results of drilling and operations, availability of equipment, services, resources and personnel required to perform the Company's drilling and operating activities, access to and availability of transportation, processing, fractionation and refining facilities, Pioneer's ability to replace reserves, implement its business plans or complete its development activities as scheduled, access to and cost of capital, the financial strength of counterparties to Pioneer's credit facility and derivative contracts and the purchasers of Pioneer's oil, NGL and gas production, uncertainties about estimates of reserves and the ability to add proved reserves in the future, the assumptions underlying production forecasts, quality of technical data, environmental and weather risks, including the possible impacts of climate change, the risks associated with the ownership and operation of the Company's industrial sand mining and oilfield services businesses and acts of war or terrorism. These and other risks are described in the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission. In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse impact on it. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. The Company undertakes no duty to publicly update these statements except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY

	By:	/s/ Margaret M. Montemayor
Margaret M. Montemayor,
Vice President and Chief Accounting Officer

Dated: April 22, 2015